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                                                                   EXHIBIT 10.37

                                 CONTRACT NO 99
           SERVICE RENDERING ON ACCEPTANCE, TRANSPORTATION, TREATMENT,
                      TEMPORARY STORAGE AND METERING OF OIL



Nyagan - Khanty-Mansiysk                                        January 26, 2001

This contract for service rendering on acceptance, transportation, treatment, temporary storage and metering of oil (hereinafter referred to as "Contract") is entered into by and between Open Joint Stock Company "TNK-Nyagan", represented by Director General Mikhail Vasilyevich Kudinov, acting pursuant to its Charter, hereinafter referred to as "Contractor", on the one hand, and Open Joint Stock Company "Khantymansiyskneftegasgeologia", represented by Director General Andrey Borisovich Sergeyev, acting pursuant to its Charter, hereinafter referred to as "Customer".

                                   1. SUBJECT

      1.1. The Contractor shall render services on acceptance, treatment and transportation of oil up to the boundary of Contractor's area of responsibility as well as metering and delivery to AK "Transneft", and the Customer shall pay for such services under the terms and conditions provided for herein.

      1.2. Oil delivered to the Contractor pursuant to item 1.1 hereof is the property of the Customer.

      1.3. The Customer shall submit to the Contractor:

      1.3.1. Crude oil delivery annual plan with breakdown into months, Annex 1.

      1.3.2. Well operating practices - before the 1st day of the next month.

      1.4. The Customer shall notify the Contractor of all the changes in the amount of oil scheduled for delivery not later than 5 days before the beginning of a month of service rendering.

      1.5. In emergency situations either at the facilities of the Customer or at the facilities of the Contractor, acceptance of oil shall be accomplished in the amount agreed upon between the parties.

      1.6. In the event that stock-tank oil delivered through the Contractor's oil metering unit to AK Transneft does not correspond by quality to item 1.10. hereof, the Contractor shall attribute the amount of the substandard oil to the Customer proportionally to the Customer's amount of oil and shall not invoice the Customer for such amount.

      1.7. Contractor's crude oil acceptance point is the Customer's oil metering unit (OMU) in Kamennoye field. The boundary of the area of responsibility is the Customer's pipeline tie-in point into the pipeline of the Contractor (a companion flange on the valve assembly from the side of the Contractor of the exploratory well #54 in Kamennoye field).

      1.8. Crude oil quality. Crude oil should not contain any chemical products (compounds) that are forbidden for use during oil production and transportation according to the RF MFE Order No 440 dated 23.12.97 and RD 153-39-026-97 "Requirements to the chemical products, which ensure their safety use in the oil industry. Requirements to the chemical products, the rules and procedures of their use during oil production and transportation".

      1.9. Stock-tank oil delivery point to AK Transneft: Contractor's oil metering unit - OMU No 553 or OMU No 530 Pumping Station "Krasnoleninskaya".

      1.10. Quality of stock-tank oil shall be in compliance with GOST 9965-76 and TS 39-1623-93 "Russian exported oil. Technical specifications".


               2. CRUDE AND STOCK-TANK OIL DELIVERY AND ACCEPTANCE

      2.1. Oil acceptance, metering, treatment, transportation and delivery shall be performed in compliance with "Regulations on commercial oil metering in oil producing companies", 1995,


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"Nefteavtomatika", "Instructions on oil metering units in oil producing companies" RD 39-30-627-81, 1981, MNI.

      2.2. The Customer shall deliver crude oil to the Contractor through the Contractor's oil metering unit on a monthly basis proceeding from the amounts specified in Annex No 1.

      2.3. Oil metering unit specified in item 2.2. hereof shall correspond to the requirements of "Regulations on commercial oil metering in oil producing companies", 1995, "Nefteavtomatika".

      2.4. The Contractor shall have the right to exercise metrological control over the condition of the metering instruments and Customer's compliance with operating practices.

      2.5. Delivery of stock-tank oil prepared for the transportation to AK Transneft shall be performed by the Contractor at the oil metering unit No 553 or No 530 by preparing three times a month, quarterly a delivery acceptance act signed by the Customer and Contractor.

      2.6. The Contractor may impose temporary restrictions on oil acceptance and treatment as agreed with the Customer by notifying the Customer (telephone message) of the time, reason and duration of such restrictions.

      2.7. Storage of oil not stipulated by the technological process shall be executed by a separate act, which shall specify storage time.

                                 3. OBLIGATIONS

      3.1. Obligations of the Customer:

      3.1.1 The Customer shall arrange for the operation of oil metering unit in accordance with the project documentation and instruction for the use of oil metering unit.

      3.1.2. The Customer shall apply the metering instruments for oil metering unit, which have passed the state metrological certification.

      3.1.3. The Customer shall have a technical passport and act of inspection of measuring device serviceability.

      3.1.4. The Customer shall immediately notify the Contractor of all the changes occurred in the operating mode of the oil-gathering collector.

      3.1.5. The Customer shall promptly eliminate the violations discovered by the Contractor during the inspection of oil metering unit operation and equipment operating practices.

      3.1.6. The Customer shall make payment for the Contractor's services, namely acceptance, storage, treatment, transportation and delivery of oil to AK Transneft within the agreed time frame and on the basis of the Contractor's invoices.

      3.1.7. The Customer shall deliver crude oil to the Contractor in accordance with the terms of this Contract.

      3.2. Obligations of the Contractor:

      3.2.1. The Contractor shall accept crude oil from the Customer within the agreed amount and time frame.

      3.2.2. The Contractor shall ensure that the delivered oil has been treated according to GOST-9965-76 and TS 39-1623-93 "Russian exported oil. Technical specifications."

      3.2.3. The Contractor shall ensure that the oil delivered by the Customer has been reliably determined by quality and quantity, the data has been recorded and stored in the database. The Contractor shall also issue a passport of quality prepared in the established form.

      3.2.4. The Contractor shall make a bilateral act jointly with the Customer on the oil accepted for treatment and oil that has been treated.

      3.2.5. The Contractor shall deliver oil to AK Transneft in the amount accepted from the Customer by deducting normative technological losses occurring during the treatment and transportation fixed for year of 2000 and approved by Gosgortechnadzor. Normative technological losses approved by Gosgortechnadzor for the Customer and Contractor for the year of 2001 shall be applicable from the moment of their approval.

      3.2.6. Three times per month on a quarterly basis and in accordance with the requirements of AK Transneft, the Contractor shall issue to the Customer a delivery and acceptance act in regard to the oil metering units No 553 or No 530 in accordance with the amount of treated and delivered oil.


                              4. PAYMENT PROCEDURES



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      4.1 The cost of the services rendered under this Contract shall be determined by the Contract price established by the Contractor and executed in the form of the Contract price agreement protocol (Annex 2). The price of the services should not be less than the cost of oil treatment and storage during the technological process and oil transportation and delivery to AK Transneft. The cost of the services shall be determined for the current quarter and shall be presented to the Customer for approval not later than 20 days before the beginning of the quarter.

      4.2. Additional services (including oil storage), which are not connected with oil treatment and transportation, are subject to the additional payment on the basis of the bilateral acts. The cost of services shall be determined by the Contract price.

      4.3. The Customer shall make payment to Contractor's settlement account in the amount of 100% of the cost of the monthly-approved scope of services before the 1st day of the month preceding the rendering of services.

      4.4. Before the 15th day of each month the Contractor and the Customer shall sign an act of mutual settlements for the services rendered to the Customer by the Contractor.


                                  5. LIABILITY

      5.1. All disputes arising from the Contract shall be settled by negotiations. Should no agreement be reached in the course of negotiations, all disputes arising from this Contract shall be settled in the KMAO Court of Arbitration.

      5.2. In the event that the Customer fails to make payments in the time frame specified in item 4.3. hereof, the penalty in the amount of 0,1% shall be imposed on the outstanding amount for each day of delay, however, the amount of penalty should not exceed more than 10% of the outstanding amount irrespective of the time frame for which the penalty was imposed.

      5.3. In the event of the Customer's delay to make payment for the Contractor's rendered services within more than 30 days, the Contractor shall be entitled to compensate for the cost of rendered services by withholding the amount of stock-tank oil at the price equal to that of OAO TNK-Nyagan. In such case the Contractor shall promptly (within 2 days) notify the Customer.

      5.4. In the event of violations of the obligations under this Contract in regard to the technological process, the party at fault shall pay damages to the affected party in accordance with the requirements of Regulations.

                                6. FORCE-MAJEURE

      6.1. The parties shall be liable for non-fulfillment or improper fulfillment of the obligations under this Contract, if not proved that the proper fulfillment was impossible due to force-majeure events that arose after signing the Contract in the place of its execution. Such force-majeure events include without limitation restrictive legal acts issued by the legislative and executive bodies, wars, strikes, fires, floods, earthquakes, civil disturbances, explosions, epidemic, hostilities, acts of civil disobedience and sabotage.

      6.2. The party that claims force-majeure events shall notify the other party of such events in writing within 30 calendar days after the date when it became known to such party that force-majeure events occurred. The notification shall include the description of force-majeure and how it can affect the execution of the Contract.

      6.3. Any party that claimed the occurrence of force-majeure shall promptly submit the proper evidence that confirm the occurrence of force-majeure.

      6.4. In the event that force-majeure circumstances last more than 3 months, each party shall be entitled to terminate this Contract.

      6.5. After the force-majeure ceases to affect the execution of this Contract, the party that claimed force-majeure shall notify the other party in writing of how the mentioned force-majeure event altered the performance of the Contract.



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                                   7. VALIDITY

      7.1. The Contract comes into effect after its signing by the authorized representatives of the parties and shall be valid until December 31, 2001 inclusive and payment terms shall be valid until they are fulfilled in full.

      7.2. Each party shall be entitled to terminate the Contract independently by notifying the other party in writing within 45 days before the date of termination.

                                8. MISCELLANEOUS

      8.1. In the events that are not stipulated by this Contract the parties shall be governed by applicable RF Law.

      8.2. All Annexes and Amendments to this Contract are an integral part of this Contract.

      8.3. The Contract is made in two original copies, one copy for each party. Both copies have equal legal effect.

                                   9. ANNEXES.

      9.1. Integral parts of the Contract are:

      9.1.1 Annex No 1 - Schedule of crude oil delivery to the Contractor within a year (with a breakdown into months) - 1 page.

      9.1.2 Annex No 2 - Protocol of Contract price agreement.


                               10. LEGAL ADDRESSES


      CUSTOMER:                                                     CONTRACTOR:

      628002 Tyumen region, KMAO,                        OAO "TNK-Nyagan" 627790 Tyumen
      city of Khanty Mansiysk, Sutormina Str., 27        region, Nyagan, Sibirskaya Str., 10 bld.1


                                 11. SIGNATURES.

      CUSTOMER:                                          CONTRACTOR:

      A.B. SERGEYEV                                      M.V. KUDINOV











                                                           ANNEX NO 1
                                                           TO CONTRACT NO
                                                           DATED  NOVEMBER, 2000
                                  SERVICE RENDERING ON ACCEPTANCE, TREATMENT,
                                  TRANSPORTATION, TEMPORARY STORAGE AND METERING OF OIL



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                                    SCHEDULE
                              DELIVERY OF CRUDE OIL


------------------------------------------------------------------------
    MONTH         PRODUCTION, T     TECH. LOSSES, T    DELIVERY TO TRUNK
                                                          PIPELINE, T
------------------------------------------------------------------------
   January            10000               84                 9916
------------------------------------------------------------------------
  February            12000               101                11899
------------------------------------------------------------------------
    March             19000               160                18840
------------------------------------------------------------------------
  1 quarter           41000               344                40656
------------------------------------------------------------------------
    April             21000               176                20824
------------------------------------------------------------------------
     May              23000               193                22807
------------------------------------------------------------------------
    June              23500               197                23303
------------------------------------------------------------------------
  2 quarter           67500               567                66933
------------------------------------------------------------------------
    July              25000               210                24790
------------------------------------------------------------------------
   August             27000               227                26773
------------------------------------------------------------------------
  September           28000               235                27765
------------------------------------------------------------------------
  3 quarter           80000               672                79328
------------------------------------------------------------------------
   October            30000               252                28748
------------------------------------------------------------------------
  November            32000               269                31731
------------------------------------------------------------------------
  December            34000               286                33714
------------------------------------------------------------------------
  4 quarter           96000               809                95194
------------------------------------------------------------------------
  Per year           284500              2390               282110
------------------------------------------------------------------------





  CUSTOMER:                                    CONTRACTOR:

  A.B. SERGEYEV                                M.V. KUDINOV



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